                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 5, 2002

                          FRIEDE GOLDMAN HALTER, INC.
                           (AS DEBTOR IN POSSESSION)
            (Exact name of registrant as specified in its charter)


        Mississippi                       0-22595                               72-1362492
(State or other jurisdiction of    (Commission File Number)           (I.R.S. Employer Identification
 incorporation or organization)                                                    No.)

                         13085 Industrial Seaway Road
                          Gulfport, Mississippi 39503
                             (Address of principal
                               executive offices
                                 and zip code)

                                (228) 896-0029
                        (Registrant's telephone number,
                             including area code)

Item 5.   Other Events

     On April 4, 2002, Friede Goldman Halter, Inc. (FGH: FGHLQ) announced the resignation of John Alford as President and Chief Executive Officer of Friede Goldman Halter. Mr. Alford has served in that capacity since August 2000.

     The Board of Directors has elected Mr. Jack R. Stone, Jr., currently serving as the Chief Restructuring Advisor to FGH, to the additional post of President and CEO effective April 5, 2002. Mr. Stone, a principal of Glass & Associates, Inc., a nationally prominent management-consulting firm, has been advising the Board of Directors since October 2001 on restructuring matters. For additional information, reference is made to the Press Release dated April 4, 2002, a copy of which is attached as an exhibit hereto.


Item 7.   Financial Statements and Exhibits

          (c)

          Exhibit 99.1   Press Release of Registrant dated April 4, 2002

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Friede Goldman Halter, Inc.


Date: April 5, 2002

                                        By:/s/ Jack R. Stone, Jr.
                                           _____________________________________
                                           Jack R. Stone, Jr.
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


     Exhibit No.                       Description
     -----------------          --------------------------

     *99.1                      Press Release of Registrant dated April 4, 2002

______________________
* Filed herewith.